Exhibit 10.15

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

74.1

SPA

STOCK PURCHASE AGREEMENT

THIS Restricted Stock Purchase Agreement (the "**Agreement**"), to be effective on November 1, 2011 (the "**Effective Date**"), is by and between Adora ICT Srl, an Italian corporation (the "**Company**"), Kranem Corporation, a Colorado corporation (the "**Purchaser**"), Massimo Santangelo who is the Chief Executive Officer (Amministratore Unico) of the Company ("**Mr. Santangelo**"), Cristina Carra ("**Mrs. Carra**"), an individual, who owns 50 % of the Company, and E-Company Srl ("**E-Company**"), represented by its Chief Executive Officer (Amministratore Unico), Mr. Giovanni Fiori, which owns 50% of the Company, (**Mrs. Carra** with **E-Company**, the "**Sellers**") The Company, the Purchaser, Mr. Santangelo, Mrs. Carra and E-Company are hereinafter sometimes referred to collectively as the "**Parties**" and individually as a "**Party**."

WHEREAS, the Purchaser wishes to purchase from the Sellers all of the Purchaser's shares of the of the Company (the "**Company Shares**") under the terms and conditions of this Agreement;

WHEREAS, the Sellers desire to sell to the Purchaser the Company Shares under the terms and conditions of this Agreement;

WHEREAS, the Sellers own 100% of the Company; and

WHEREAS, the Company consents to the sale of the Company by the Sellers to the Purchaser under the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties to this Agreement agree as follows:

1. **Sale of the Shares.**

(a) **Sale of the Company.** The Sellers agree to sell to the Purchaser and the Purchaser agrees to purchase the Company for a total price equal to 50% of the 2011 revenues of the Company as identified in the audit of the Company's financials to be completed as soon as possible after the Effective Date (the "**Purchase Price**"), 50% of which shall be paid in cash (the "**Cash Consideration**") and 50% of which shall be paid in the common stock of the Purchaser (the "**Common Stock**") calculated using the closing market price of the Company's stock (the "**Stock Consideration**") on the Effective Date. The Cash Consideration shall be paid as follows: (a) 50% of the cash shall be paid at the later of the day after the date (i) that the 2011 audit (the "**2011 Audit**") of the Company is completed or (ii) the Purchaser closes its next round of equity financing; (b) 50% of the cash shall be paid on the day after the date that the 2012 audit (the "**2012 Audit**") of the Company is completed provided that the revenues and earnings of the Company before income tax ("**EBIT**") is the same or better than the revenues and EBIT in the 2011 Audit. The Stock Consideration shall be paid as follows: (a) 50% shall be paid within one day of the completion of the 2011 Audit and (b) 50% shall be paid within one day of the completion of the 2011 provided that the revenues and net income of the Company is the same or

1 of 8

Cristina Carra

Company srl

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

better that the revenues and EBIT in the 2011 Audit. The Parties agree that the 2011 Audit and the 2012 Audit shall be conducted in accordance with US GAAP. The Parties agree and each Seller acknowledges that the Stock Consideration and the Cash Consideration shall be split between the Sellers on the basis of each Seller' percent ownership of the Company.

(b) **Closing; Delivery.** The closing of this Agreement shall take place on the Effective Date at the Purchaser's offices at 10:00 a.m., California standard time, or at such other time and place as the Sellers, the Company and the Purchaser mutually agree (the "**Closing**"). The Purchaser shall deliver or cause its transfer agent to deliver to the Sellers stock certificates in the name of each of the Sellers split in accordance with Section 1(b) above as soon as possible after the Closing.

(c) **Restricted Securities.** The Sellers hereby confirm that they have been informed that the Purchaser Shares are "restricted securities" under the Securities Act of 1933, as amended (the "**1933 Act**"). The Sellers, jointly and severally, acknowledge that the Purchaser Shares may not be resold or transferred unless the Purchaser Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Each Seller hereby acknowledges that he/she is prepared to hold the Purchaser Shares for an indefinite period. Each Seller acknowledges that he/she is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchaser Shares from the registration requirements of the 1933 Act. The Parties acknowledge that the requirements of Rule 144 are subject to change at any time.

(d) **Disposition of the Shares.** Subject to the terms of this Agreement, each Seller hereby agrees that he/she shall transfer, sell or otherwise dispose of the Purchaser Shares in accordance with Rule 144. The Purchaser shall not be required to transfer on its books any Purchaser Shares, which have been sold or transferred in violation of the provisions of this Agreement. The Purchaser shall not be required to treat any transferee to whom the Purchaser Shares have been transferred in contravention of this Agreement as the owner of the Purchaser Shares.

(f) **Transfer Restrictions.**

(i) Definition of Owner. For purposes of this Agreement, the term "**Owner**" shall include each Seller and all subsequent holders of the Purchaser Shares, who derive their ownership through a permitted transfer from each Seller in accordance with subsection 1(f)(ii) below.

(ii) Restriction on Transfer. The Owner shall not transfer, assign, encumber or otherwise dispose of any of the Purchaser Shares except in accordance with all federal and state securities law.

(iii) Obligations of Transferee. Each person to whom the Purchaser Shares are transferred by means of one of the permitted transfers must, as a condition precedent

2 of 9

Cristina Como

e-Company srl

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

to the validity of such transfer, acknowledge in writing to the Purchaser that such person is bound by the provisions of this Agreement.

(g) **Company Consent**. The Company hereby consents to the sale of the Company Shares by the Sellers to the Purchaser and agrees to take whatever steps and file or issue whatever documents necessary to effectuate the sale of the Company Shares and the intent of this Agreement.

(h) **Employment and Non-compete**. As additional consideration for the Purchaser to purchase the Company Shares from the Sellers and issue the Purchaser Shares to the Sellers, the Sellers and Mr. Santangelo hereby covenant to the Purchaser that Mr. Santangelo, to the greatest extent allowed under applicable law, will (i) continue to work for the Company as the Chief Executive Officer (Amministratore Unico) at an annual salary of €[redacted] (which salary shall be reviewed annually by the Board), for five years from the Effective Date provided the Company does not significantly change his responsibilities or his compensation; and (ii) not work for a competitor of the Company nor compete with the Company for two years after his termination by the Company. The Company agrees to continue to employ Mr. Santangelo for five years after the Effective Date provided he is not guilty of (i) a crime, (ii) unethical activities, (iii) disloyalty to the Company, (iv) moral turpitude, (v) in connection with the performance of Employee's duties (a) gross misconduct, (b) breach of fiduciary duty, or (c) insubordination (d), (vi) dishonesty or theft, or (vii) disparagement of the Company, its officers, directors, shareholders or other employee.

2. **Representations and Warranties of the Company and the Sellers**. The Company and each Seller, jointly and severally, hereby represents and warrants to the Purchaser that:

(a) **Organization, Good Standing and Qualification**. The Company is a corporation duly organized, validly existing and in good standing under the laws of Italy and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) **Authorization**. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Company Shares and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing.

(c) **Valid Obligations**. The Agreement, when executed and delivered by the Sellers, Mr. Alesio and the Company, shall constitute valid and legally binding obligations of the Sellers and the Company, enforceable against the Sellers and the Company in accordance with their terms.

3 of 9

e-Company srl

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

(d) **Intellectual Property**. The Company exclusively owns all right, title and interest to and in the Company's intellectual property described to the Purchaser during discussions in connection with this Agreement free and clear of any Encumbrances.

(e) **Assets.** The Sellers own, and has good and valid title to, all of the assets set forth in the Company's financial statements, given to the Purchaser during discussions in connection with this Agreement, free and clear of any encumbrances.

(f) **Articles of Incorporation**. The Company and the Sellers have delivered to the Purchaser accurate and complete current copies of the Company's articles of incorporation and bylaws.

(g) **Financial Statements**. The Company and the Sellers have delivered to the Purchaser accurate and complete current copies of the Company's financial statements, which shall cover the period through the end of the second quarter of 2011 ("**Financial Statements**").

(h) **Legal Requirements**. The Company is in full compliance with each legal requirement that is applicable to it or to the conduct of its business or the ownership or use of any of its assets and the Company has at all times been in full compliance with each legal requirement that is or was applicable to it or to the conduct of its business or the ownership or use of any of its assets.

(i) **Full Disclosure**. This Agreement does not contain any untrue statement of fact and does not omit to state any fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading. All of the information regarding the Company and its business, condition, assets, liabilities, operations, financial performance, net income and prospects that has been furnished to the Purchaser or any of the Purchaser's Representatives by or on behalf of the Sellers or the Company is accurate and complete in all respects. Each Seller agrees and acknowledges that, if a liability or debt owed by the Company on the Effective Date has not been previously identified in writing in the Financial Statements given to the Purchaser on or before the Effective Date will be transferred to and become the liability and debt of the Sellers and shall not be a liability or debt of the Company or the Purchaser.

3. **Representations and Warranties of the Sellers**. Each Seller hereby severally represents and warrants to the Purchaser that:

(a) **Purchase Entirely for Own Account**. The Purchaser Shares ("**Securities**") to be acquired by each of the Sellers will be acquired for investment for the Seller's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each of the Sellers has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) **Knowledge**. Each Seller is aware of the Purchaser's business affairs and financial condition and has acquired sufficient information about the Purchaser to make an informed and knowledgeable decision to acquire the Securities.

4 of 9

e-Company srl

FM

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

(c) **Restricted Securities.** Each Seller understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws. Each Seller acknowledges that the Company has no obligation to register or qualify the Securities for resale.

(d) **Accredited Investor.** Each Seller is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Act.

4. **Representations and Warranties of the Purchaser.** The Purchaser hereby represents and Warrant to each Seller that

(a) **Organization, Good Standing and Qualification.** The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) **Authorization.** All corporate action on the part of the Purchaser, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Purchaser Shares and the performance of all obligations of the Purchaser hereunder has been taken or will be taken prior to the Closing.

(c) **Valid Obligations.** The Agreement, when executed and delivered by the Purchaser, shall constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms.

(d) **Capital Stock.** All of the outstanding capital stock of the Purchaser is, and upon issuance of the Purchaser Shares pursuant to this Agreement, all of the Purchaser Shares will be, validly issued, fully paid and nonassessable. All outstanding the Purchaser's capital stock has been issued in full compliance with applicable law.

5. **Conditions of the Purchaser's Obligations at Closing.** The obligations of the Purchaser to each Seller under this Agreement are subject to the fulfillment, on or before the Closing, of the following conditions, unless otherwise waived:

(a) **Representations and Warranties.** The representations and warranties of each Seller and the Company contained in Sections 2 and 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) **Qualifications.** All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any country or state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Effective Date.

5 of 9

e-Company srl

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

6. **Conditions of the Sellers' Obligations at Closing.** The obligations of each Seller under this Agreement are subject to the fulfillment, on or before the Closing, of the following conditions, unless otherwise waived:

(a) **Representations and Warranties.** The representations and warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b) **Qualifications.** All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of country or any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

7. **Miscellaneous.**

(a) **Successors and Assigns.** The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) **Governing Law; Venue.** This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. The Parties acknowledge that any action brought by a Party to interpret or enforce any provision of this Agreement shall be brought in, and the other Parties agree to and do hereby, submit to the jurisdiction and venue of, the courts of Santa Clara County in the state of California.

(c) **Facsimile and Counterparts.** This Agreement may be signed by facsimile and executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d) **Titles and Subtitles.** The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) **Notices.** Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the Party to be notified at such Party's address or facsimile number is set forth in such Party's files.

(f) **Finder's Fee.** Each Party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Party agrees to

6 of 9

e-Company srl

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

indemnify and to hold harmless the other Parties from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Party or any of its officers, employees, or representatives is responsible.

(g) **Amendments and Waivers**. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority in interest of the Note. Any amendment or waiver affected in accordance with this Section 7(g) shall be binding upon the Purchaser and the transferee of the Securities, the future holder of all such Securities, and the Company.

(h) **Severability**. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by the Party as close as possible to that under the provision rendered unenforceable. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) **Entire Agreement**. This Agreement and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the Parties hereto are expressly canceled.

(j) **Exculpation**. Each Seller acknowledges that he/she is not relying upon any person, firm or corporation, other than the Purchaser and its officers and directors, in making its decision to accept the Purchaser Shares as partial consideration for his sale of the Company Shares.

(k) **Sellers Remedies**. In addition to any other remedy available to the Sellers at law or in equity, each Seller, at such Seller's option, may require the Purchaser to (i) return the Company Shares to the Sellers if the Purchaser does make the Cash Consideration as set forth in Section 1(a) above; or (ii) issue an additional US$100,000.00 of the Purchaser common stock at the same price as the Purchaser Shares.

(l) **Purchaser Remedies**. In addition to any other remedy available to the Purchaser at law or in equity, if (i) either of the Seller or the Company breaches this Agreement or (ii) the Purchaser discovers within one year of the date on which the 2012 Audit is completed that the representations and warranties set forth in Sections 2 or 3 above are not true and accurate, the Purchaser, at the Purchaser's sole option, may (iii) cancel this Agreement and require each Seller to refund the Cash Consideration and return the Purchaser Shares; or (iv) require each Seller to return 50% of the Cash Consideration and return 50% of the Purchaser Shares.

e-Company srl

7 of 9

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

(m) **Waiver**. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(n) **Further Assurances**. Each Party hereto shall execute and/or cause to be delivered to each other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request for the purpose of carrying out or evidencing any of the Transactions.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

8 of 9

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
REDACTED MATERIAL IS MARKED AS ______________

SPA

IN WITNESS WHEREOF, the Parties have executed this Stock Purchase Agreement as of the Effective Date.

THE PURCHASER

Signature: ______________
Name: Ajay Batheja BY EDWARD MILLER
Title: President and CEO CFO

THE SELLERS

[For E-Company e-Company srl
Signature: ______________
Title: Amministratore Unico
Date Signed: ______________

Name: Giovanni Fiori
Date Signed: ______________

Signature: ______________
Name: Cristina Carra
Date Signed: ______________

THE COMPANY ADORA ICT S.r.l.

Signature: ______________ Massimo Santangelo
Name: Massimo Santangelo Amministratore Unico
Title: Amministratore Unico
Date Signed: ______________

MR. SANTANGELO

Signature: ______________
Name: Massimo Santangelo
Date Signed: ______________

9 of 9